SUPPLEMENT DATED AUGUST 5, 2005

TO THE PROSPECTUS

OF THE SMITH BARNEY INVESTMENT FUNDS INC. —

SMITH BARNEY MULTIPLE DISCIPLINE FUNDS —

ALL CAP AND INTERNATIONAL FUND

The section of the Prospectus for the Smith Barney Investment Funds Inc. — Smith Barney Multiple Discipline Funds — All Cap and International Fund titled “Investments, Risks and Performance — Principal Investment Strategies” is deleted and replaced with the following:

Multiple Discipline Funds—All Cap and International Fund

Investments, risks and performance

Smith Barney Multiple Discipline Funds — All Cap and International Fund is made up of an All Cap Growth segment, an All Cap Value segment and an International segment (collectively, the “All Cap and International Fund”).

Investment objective

Long-term growth of capital and income.

Principal investment strategies

Key investments The All Cap and International Fund invests primarily in equity securities of companies of any size. The All Cap Growth segment seeks to combine the long-term growth potential of small- to medium-size company stocks with the relative stability of large company growth stocks believed by the segment’s managers to be of high quality. The All Cap Value segment seeks to structure a high-quality portfolio by investing in large-, medium- and small-company stocks whose market prices in the opinion of the segment’s managers are attractive in relation to their business fundamentals. The International segment invests in foreign securities and stocks of issuers primarily in developed countries outside the U.S. only through American Depositary Receipts (ADRs) and ordinary shares of non-U.S. companies that trade in the U.S. markets. The International segment emphasizes investments in securities issued by companies that pay dividends or repurchase their shares. The International segment does not invest in foreign securities that are not traded in U.S. markets.

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Selection process The All Cap and International Fund’s strategy combines the efforts of the managers of the three segments and invests in the stock selections considered most attractive in the opinion of each segment’s managers. The All Cap and International Fund is coordinated by portfolio managers who purchase and sell securities for the fund on the basis of instructions received from each segment’s managers. The target allocations are 40% to the All Cap Growth segment, 40% to the All Cap Value segment and 20% to the International segment.

In order to maintain the fund’s target allocations among the managers of the three segments, the coordinating portfolio managers will:

■	Divide all daily cash inflows (purchases and reinvested distributions) and outflows (redemptions and expense items) among the managers of the three segments, as appropriate
■	Rebalance the allocation of the segments in the fund’s portfolio promptly to the extent that the percentage of the fund’s portfolio invested in any of the All Cap Growth, All Cap Value or International segment’s securities diverges by at least 10% from the target allocation. With respect to the International segment, the segment will be managed based on investment instructions furnished to the coordinating portfolio managers by the segment manager as to which securities should be purchased or sold to effect a rebalancing in that segment

Upon consultation with the fund’s segment managers, the coordinating portfolio managers may (but are not required to) make adjustments if one or more segments become over- or under-weighted as a result of market appreciation or depreciation. Such adjustments will be made at the discretion of the coordinating portfolio managers in consultation with the segment managers. As a result of the possibility of allocation adjustments, the performance of, and tax attributes associated with, the fund may differ from the performance of, and tax attributes associated with, each segment if it had been maintained as a separate fund.

As a consequence of their efforts to maintain assets at targeted percentages, the coordinating portfolio managers will allocate assets and rebalance when necessary by (1) allocating cash inflows to the portfolio segments that are below their targeted percentages or (2) by selling securities in the portfolio segments that exceed their targeted percentages (except for the International segment, for which the sales of securities necessary to effect a rebalancing will be based on investment instructions furnished by the segment manager, including information as to which securities should be purchased or sold to effect a rebalancing of that segment) with the proceeds being reallocated to the portfolio segments that are below their

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targeted percentages. Reallocations may result in early recognition of taxable gains and in additional transaction costs to the extent that the sales of securities as part of these reallocations result in higher portfolio turnover. The coordinating portfolio managers identify and analyze duplicate positions that may occur if different segment managers direct the purchase of the same security for their respective segments, and determine in consultation with the segment managers whether the size of each position is appropriate for the fund, except for the International segment, for which the segment manager will provide investment instructions regarding the size of each position in that segment, in accordance with the fund’s investment objective and policies and applicable law. In addition, if one segment buys a security when another segment is selling it, the net position of the fund in the security may be approximately the same as it would have been with a single segment and no such transactions. The coordinating portfolio managers in consultation with the segment managers will consider these costs in determining the allocation and reallocation of assets and where possible will seek to avoid transaction costs.

All Cap Growth segment The All Cap Growth segment managers seek to identify the stocks of companies of any size that exhibit superior balance sheets, exceptional managements and long-term consistent operating histories. The segment managers also consider stocks of companies that they believe have rapid earnings growth potential, unrecognized values and industry leadership, and favor management teams with significant ownership stakes in the companies.

All Cap Value segment The All Cap Value segment managers apply a selection process that is based on fundamental security analysis and stresses a long-term value orientation. The segment managers seek to invest in companies whose stock prices, in their opinion, are undervalued relative to their long-term business fundamentals. The segment managers favor companies that generally have strong balance sheets and that, in their opinion, have stock prices that do not accurately reflect cash flows, tangible assets or management skills. Cyclical stocks and companies currently out of favor with analysts and investors are emphasized.

The segment managers emphasize industry sectors perceived to be undervalued relative to the broad market. The segment managers monitor portfolio holdings on both a technical and fundamental basis. The segment managers also track the buying and selling patterns by company insiders in company stock.

International segment The International segment manager sends investment instructions to the coordinating portfolio managers to buy stocks that the segment manager believes are currently undervalued by the market and thus have a lower price than their true worth.

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In selecting individual companies for investment, the International segment manager considers each of the following value characteristics:

■	Low price-to-earnings ratio (stock price divided by earnings per share) relative to the sector
■	High yield (percentage rate of return paid on a stock in dividends and share repurchases) relative to the market
■	Low price-to-book value ratio (stock price divided by book value per share) relative to the market
■	Low price-to-cash flow ratio (stock price divided by net income plus noncash charges per share) relative to the market
■	Financial strength

Generally, price-to-earnings and yield are the most important factors. Stocks may be “undervalued” because they are part of an industry that is currently out of favor with investors. However, even in those industries, individual companies may have high rates of growth of earnings and be financially sound. At the same time, the price of their stock may be depressed because investors associate the companies with their industries.

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